                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  ------------

                 Current Report Pursuant to Section 13 or 15(d)
                                       of
                      The Securities Exchange Act of 1934


                                 Date of Report
               (Date of earliest event reported): August 1, 2000


                          TURBODYNE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


   Delaware                        0-21391                       95-4699061
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
Incorporation)


                            6155 Carpinteria Avenue
                         Carpinteria, California 93013
                    (Address of principal executive offices)


                         Registrant's Telephone Number,
                      Including Area Code: (805) 684-4551

Item 5.   OTHER EVENTS

               See Registrant's press release dated August 1, 2000, attached hereto as Exhibit 99.1

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.



Exhibit No.           Description of Exhibit
-----------           ----------------------

99.1                  Press Release dated August 1, 2000.


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TURBODYNE TECHNOLOGIES, INC.


                              By: /s/           JOSEPH D. CASTANO
                                 --------------------------------------------
                                   Joseph D. Castano
                                   Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

Dated: August 1, 2000

                                                            Sequentially
                                                              Numbered
Exhibit Number      Description of Exhibit                      Page
--------------      ----------------------                  ------------
99.1                Press Release dated August 1, 2000            4